   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 26, 1996

                                                      REGISTRATION NOS.  2-62115
                                                                        811-2851
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                  [X]
      POST-EFFECTIVE AMENDMENT NO. 38                                   [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                          [X]
      AMENDMENT NO. 33                                                  [X]


                          VAN KAMPEN AMERICAN CAPITAL
                        HIGH INCOME CORPORATE BOND FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (630) 684-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   Copies To:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                 SKADDEN, ARPS, SLATE MEAGHER & FLOM (ILLINOIS)
                              333 W. WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.


It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on December 29, 1996 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(i)

     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24F-2


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDING AUGUST 31, 1997 ON OR ABOUT NOVEMBER 29, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

                             CROSS REFERENCE SHEET


                 FORM N-1A ITEM
                     PART A                                    PROSPECTUS CAPTION
-------------------------------------------------  -------------------------------------------
  1.  Cover Page.................................  Cover Page
  2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                     Expenses; Annual Fund Operating Expenses
                                                     and Example
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  The Fund; Investment Objectives and
                                                     Policies; Investment Practices; Description
                                                     of Shares of the Fund
  5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                     Shareholder Services; Distribution and
                                                     Service Plans; Redemptions of Shares;
                                                     Distributions from the Fund; Tax Status;
                                                     Description of Shares of the Fund; Inside
                                                     Back Cover
  7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                     Shares; Shareholder Services;
                                                     Distribution and Service Plans
  8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
  9.  Pending Legal Proceedings..................  Inapplicable



                     PART B                            STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------  -------------------------------------------
 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objectives and Policies.........  Investment Objectives and Policies;
                                                     Investment Restrictions
 14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                     Investment Advisory Agreement
 15.  Control Persons and Principal Holders of
        Securities...............................  General Information; Trustees and Officers;
                                                     Investment Advisory Agreement
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Distribution and Service Plans; Transfer
                                                     Agent; Portfolio Transactions and
                                                     Brokerage; Other Information
 17.  Brokerage Allocation and Other Practices...  Portfolio Turnover; Portfolio Transactions
                                                     and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                     and Redemption of Shares; Exchange
                                                     Privilege
 20.  Tax Status.................................  Tax Status of the Fund
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Independent Accountants' Report; Financial
                                                     Statements; Notes to Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                        HIGH INCOME CORPORATE BOND FUND
------------------------------------------------------------------------


    Van Kampen American Capital High Income Corporate Bond Fund (the "Fund") is a professionally managed mutual fund. The primary investment objective is to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the primary investment objective. The Fund seeks to achieve its investment objectives by investing primarily in high yielding high risk fixed-income securities. SUCH SECURITIES ARE REGARDED BY THE RATING AGENCIES AS SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS. See "Investment Objectives and Policies--Risk Factors of Investing in Lower Rated Debt Securities."



    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and its telephone number is
(800) 421-5666.

                             ---------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated December 29, 1996, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 772-8889. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL (SM)

                               ------------------
                  THIS PROSPECTUS IS DATED DECEMBER 29, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objectives and Policies...............................   10
Investment Practices.............................................   16
Investment Advisory Services.....................................   20
Alternative Sales Arrangements...................................   22
Purchase of Shares...............................................   24
Shareholder Services.............................................   34
Redemption of Shares.............................................   39
Distribution and Service Plans...................................   42
Distributions from the Fund......................................   44
Tax Status.......................................................   45
Fund Performance.................................................   48
Description of Shares of the Fund................................   50
Additional Information...........................................   51
Appendix -- Description of Bond Ratings..........................   52


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital High Income Corporate Bond Fund (the "Fund") is a diversified open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the primary objective. There is, however, no assurance that the Fund will be successful in achieving its objectives. See "Investment Objectives and Policies."



INVESTMENT POLICY. The Fund seeks to achieve its investment objectives by investing primarily in high yielding, high risk fixed-income securities.



INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."



ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."



  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."



  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% of redemption proceeds on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B

Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% of redemption proceeds on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."



INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.



RISK FACTORS. The lower rated debt securities in which the Fund may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower rated securities (commonly referred to as junk bonds) involves greater investment risk, achievement of the Fund's investment objectives may be more dependent on the investment adviser's credit analysis than would be the case if the Fund were investing in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities and thus be subject to greater risk. A projection of an economic downturn, for example, could cause a decline in lower rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. The above risks may be increased by investments in debt securities not producing immediate cash income, such as zero-coupon securities. See "Investment Objectives and Policies." The Fund may seek to hedge investments through transactions in options, futures contracts and related options. Such transactions involve certain risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."



DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed monthly and capital gains, if any, are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."


        The herein is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None(2)   Year 1--4.00%   Year 1--1.00%
                                              Year 2--4.00%    After--None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                           CLASS A     CLASS B     CLASS C
                                           SHARES      SHARES      SHARES
                                          ---------   ---------   ---------
Management Fees (as a percentage of
  average daily net assets).............    0.55%       0.55%       0.55%
12b-1 Fees(1)(as a percentage of average
  daily net assets).....................    0.25%       1.00%(2)    1.00%(2)
Other Expenses (as a percentage of
  average daily net assets).............    0.28%       0.32%       0.32%
Total Expenses (as a percentage of
  average daily net assets).............    1.08%       1.87%       1.87%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."



(2) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.08% for
 Class A shares, 1.87% for Class B shares
 and 1.87% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A shares........................   $ 58    $ 80    $104    $173
    Class B shares........................   $ 59    $ 94    $116    $198*
    Class C shares........................   $ 29    $ 59    $101    $219
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A shares........................   $ 58    $ 80    $104    $173
    Class B shares........................   $ 19    $ 59    $101    $198*
    Class C shares........................   $ 19    $ 59    $101    $219


------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                     CLASS A SHARES
                                                             ---------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31
                                                             ---------------------------------------------------------------
                                                               1996       1995       1994       1993       1992       1991
                                                             --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of the period....................    $6.15      $6.12      $6.61      $6.40      $5.71      $5.78
                                                             --------   --------   --------   --------   --------   --------
 Net investment income......................................     .607        .55        .63        .64       .725        .80
 Net realized and unrealized gain or loss on securities.....     .139      .0515       (.47)       .27      .6775      (.055)
                                                             --------   --------   --------   --------   --------   --------
Total from investment operations............................     .746      .6015        .16        .91     1.4025       .745
                                                             --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM
 Net investment income......................................     .598      .5715        .65        .70      .7125       .815
 Net realized gain on securities............................    --         --         --         --         --         --
                                                             --------   --------   --------   --------   --------   --------
Total distributions.........................................     .598      .5715        .65        .70      .7125       .815
                                                             --------   --------   --------   --------   --------   --------
Net asset value, end of the period..........................   $6.298      $6.15      $6.12      $6.61      $6.40      $5.71
                                                             ========   ========   ========   ========   ========   ========
TOTAL RETURN(a).............................................    12.66%     10.48%      2.34%     15.20%     25.82%     15.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions).....................   $421.4     $411.9     $364.2     $452.4     $435.1     $341.9
Ratios to average net assets
 Expenses(b)................................................     1.08%      1.12%      1.10%       1.09%      1.05%      1.06%
 Net investment income(b)...................................     9.65%      9.23%      9.03%      10.10%     11.77%     15.20%
Portfolio turnover rate.....................................       76%        49%        66%         75%        73%       114%

                                                                           CLASS A SHARES
                                                              -----------------------------------------
                                                                         YEAR ENDED AUGUST 31
                                                              -----------------------------------------
                                                                1990        1989       1988       1987
                                                              ---------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of the period....................      $7.96      $9.09      $9.86     $10.02
                                                              ---------   --------   --------   --------
 Net investment income......................................        .93       1.15       1.20       1.20
 Net realized and unrealized gain or loss on securities.....     (2.165)   (1.0775)    (.7025)      (.12)
                                                              ---------   --------   --------   --------
Total from investment operations............................     (1.235)     .0725      .4975       1.08
                                                              ---------   --------   --------   --------
LESS DISTRIBUTIONS FROM
 Net investment income......................................       .945     1.2025     1.2675       1.23
 Net realized gain on securities............................     --          --         --           .01
                                                              ---------   --------   --------   --------
Total distributions.........................................       .945     1.2025     1.2675       1.24
                                                              ---------   --------   --------   --------
Net asset value, end of the period..........................      $5.78      $7.96      $9.09      $9.86
                                                              =========   ========   ========   ========
TOTAL RETURN(a).............................................     (15.88%)      .81%      6.32%     11.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions).....................     $331.4     $554.4     $582.6     $578.8
Ratios to average net assets
 Expenses(b)................................................       1.02%       .77%       .73%       .69%
 Net investment income(b)...................................      14.23%     13.27%     13.14%     12.19%
Portfolio turnover rate.....................................         59%        45%        58%        66%


                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                  CLASS C
                                                                                                                   SHARES
                                                                   CLASS B SHARES                               ------------
                                       ----------------------------------------------------------------------
                                                                                                                 YEAR ENDED
                                                     YEAR ENDED AUGUST 31                   JULY 2, 1992(c)      AUGUST 31,
                                       -------------------------------------------------   THROUGH AUGUST 31,   ------------
                                           1996           1995         1994       1993            1992              1996
                                       ------------   ------------   --------   --------   ------------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of the
 period..............................   $    6.16       $  6.14      $  6.63    $  6.41         $  6.33           $  6.14
                                         ---------      ---------    --------   --------       ---------          ---------
 Net investment income...............         .559          .51          .58        .58             .09               .557
 Net realized and unrealized gain or
   loss on securities................         .141          .0335       (.468)      .292            .097              .137
                                         ---------      ---------    --------   --------       ---------          ---------
Total from investment operations.....         .700          .5435        .112       .872            .187              .694
                                         ---------      ---------    --------   --------       ---------          ---------
Less distributions from net
 investment income...................         .550          .5235        .602       .652            .107              .550
                                         ---------      ---------    --------   --------       ---------          ---------
Net asset value, end of the period...        6.310      $  6.16      $  6.14    $  6.63         $  6.41           $  6.284
                                         =========      =========    ========   ========       =========          =========
TOTAL RETURN(a)......................       11.78%         9.41%        1.59%     14.49%           2.97%*           11.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions)..........................   $  114.6        $ 89.9       $ 71.0     $ 37.7          $  3.1            $ 17.5
Ratios to average net assets
 (annualized)
 Expenses(b).........................        1.87%         1.93%        1.90%      1.90%           2.08%             1.87%
 Net investment income(b)............        8.86%         8.42%        8.25%      9.10%          10.30%             8.86%
Portfolio turnover rate..............          76%           49%          66%        75%             73%               76%


                                                        CLASS C SHARES
                                       ----------------------------------------------
                                                                    JULY 6, 1993(c)
                                                                   THROUGH AUGUST 31,
                                           1995          1994             1993
                                       ------------   ----------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of the
 period..............................    $  6.11       $  6.61          $  6.63
                                         ---------     ---------        ---------
 Net investment income...............        .51           .53              .06
 Net realized and unrealized gain or
   loss on securities................        .0435        (.428)            .0195
                                         ---------     ---------        ---------
Total from investment operations.....        .5535         .102             .0795
                                         ---------     ---------        ---------
Less distributions from net
 investment income...................        .5235         .602             .0995
                                         ---------     ---------        ---------
Net asset value, end of the period...    $  6.14       $  6.11          $  6.61
                                         =========     =========        =========
TOTAL RETURN(a)......................       9.63%         1.43%            1.20%*
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions)..........................    $ 15.7        $ 13.2           $  1.0
Ratios to average net assets
 (annualized)
 Expenses(b).........................       1.93%         1.91%            2.34%
 Net investment income(b)............       8.42%         8.25%            8.05%
Portfolio turnover rate..............         49%           66%              75%


------------


 * Non-Annualized.



(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Net Assets due to the Adviser's reimbursement of Expenses was less than 0.01%.



(c) Commencement of distribution.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.



  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------


  The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective which will be sought only when consistent with its primary investment objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of high yielding, high risk fixed-income securities (commonly referred to as junk bonds). Fixed-income securities appropriate for the Fund may include both convertible and non-convertible debt securities and preferred stocks. The Fund's investment objectives may be changed by the Fund's Trustees without shareholder approval, but no change is anticipated. If there is a change in investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There is no assurance that these objectives will be achieved and yields may fluctuate over time.



  The Fund generally invests at least 80% of its total assets in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Ratings Group ("S&P"). In addition, under normal circumstances, at least 65% of the total assets of the Fund are invested in corporate bonds. For these purposes a corporate bond is defined as any corporate debt security with an original term to maturity of greater than one year. See the Appendix for a description of corporate bond ratings. Since some issuers do not seek ratings for their securities, nonrated securities are also considered for investment by the Fund.


  In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of two to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure.


  Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and "term to maturity" are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.



  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. At August 31, 1996, the average maturity of the debt securities owned by the Fund was approximately 6.7 years and the duration of the portfolio was approximately 4.0 years. The duration is likely to vary from time to time as the Adviser pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Fund's capital. Thus, the objective of providing high current income to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the Adviser will be successful in achieving such results for the Fund.


  The higher yields sought by the Fund are generally obtainable from securities rated in the lower categories by recognized rating services. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated debt securities in which the Fund may invest are regarded as predominately speculative with respect to the issuers continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

  During the fiscal year ended August 31, 1996, the average percentage of the Fund's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:
------------------------------------------------------------------------------


BBB/Baa.......................................................     1.5%
BB/Ba.........................................................    20.1%
B.............................................................    66.1%
CCC/Caa.......................................................     3.2%
*Nonrated.....................................................     9.1%
                                                                -------
         Total Long-Term Debt Securities......................     100%


------------------------------------------------------------------------------

* The nonrated securities and private placements as a percentage of total net assets were considered by the Adviser to be comparable to securities rated by Moody's as follows: BB--3.4% and B--5.7%.


  LOWER RATED DEBT SECURITIES. The securities in which the Fund may invest include the following:

    -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

    -- Pay-in-kind debt securities. These pay interest in additional debt securities rather than cash.

    -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

    -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

  The Fund may invest in debt instruments not producing immediate cash income, such as zero-coupon securities, when their effective yield premiums over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the minimum required distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). See "Distributions from the Fund." The Adviser will weigh these concerns against the expected total returns for such instruments.

  The Fund may invest in debt securities rated below B by both Moody's and S&P, common stocks or other equity securities and income bonds on which interest is not being paid when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income or equity securities. Equity securities as referred to herein do not include preferred stocks. The Fund will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks, warrants and options on equity securities. This limitation does not require the sale of a portfolio security whose rating has been changed.

  Debt securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities may be rated C, CI or D by S&P and C by Moody's. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

  A debt instrument purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.


  OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in United States dollar denominated debt issues of foreign governments and other foreign issuers. See "Investment Practices -- Securities of Foreign Issuers." In order to hedge against changes in interest rates, the Fund may invest in or write options on U.S. Government securities and engage in transactions involving interest rate futures contracts and options on such contracts. See "Investment Practices -- Using Options, Futures Contracts and Related Options" and the Statement of Additional Information for discussion of options, futures contracts and related options.


  When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis up to all of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. See "Investment Practices -- Repurchase Agreements." Under normal market conditions, the yield on these securities will tend to be lower than the yield on other securities owned by the Fund.

  RISK FACTORS OF INVESTING IN LOWER RATED DEBT SECURITIES. Past experience may not provide an accurate indication of future performance of the market for lower rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests primarily in higher rated debt securities.

  Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.


  Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.


  While credit ratings are only one factor the Adviser relies on in evaluating lower rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Adviser continuously monitors the issuers of lower rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objectives may be more dependent upon the Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

  Investors should consider carefully the additional risks associated with investment in securities which carry lower ratings.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase Agreements involve certain risks in the event of default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 15% of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) a possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights. See the Statement of Additional Information.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that funds advised or subadvised by the Adviser or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The investment policies of the Fund permit the Fund to invest in or write options, futures contracts and related options. Thus, the Fund may engage in transactions in futures contracts on U.S. Government securities.


  The Fund presently expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of options, futures contracts and related options.

  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.



  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities described below. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets.



  In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.



  PORTFOLIO TURNOVER. Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights." Since portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be expected to vary from year to year.

  LENDING OF SECURITIES. The Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to 10% of the total assets, provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield after payment of lending fees.



  RESTRICTED SECURITIES. The Fund may invest up to 15% of the value of its net assets in restricted securities (i.e., securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933) and in other illiquid securities and repurchase agreements maturing in more than seven days. Restricted securities are generally purchased at a discount from the market price of unrestricted securities of the same issuer. Investments in restricted securities are not readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. A Fund position in restricted securities might adversely affect the liquidity and marketability of such securities, and the Fund might not be able to dispose of its holdings in such securities at reasonable price levels. Although the Fund may invest up to 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days, the Fund shall not invest in such securities in excess of 10% of its net assets without prior approval of the Trustees.


  PORTFOLIO TRANSACTIONS AND BROKERAGE. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Most transactions made by the Fund are with dealers acting as principals. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 20% of its total assets in United States dollar currency denominated debt issues of foreign governments and other foreign issuers.


  The Adviser believes that in many instances such foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities. Such securities may be subject to foreign government taxes which would reduce the effective yield. Such securities may be less liquid than the securities of the U.S. corporations, and are certainly less liquid than securities issued by the U.S. Government or its agencies.

  The above-described foreign investments involve certain risks, which should be considered carefully by an investor in the Fund. These risks include changes in currency exchange rates, political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or of the U.S. Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce judgment against the issuers of such securities. Such investments will be made only when the Adviser believes that higher yields justify the attendant risks.


  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which may not be changed without approval by the vote of a majority of the outstanding voting shares of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act").These restrictions provide, among other things, that the Fund may not:


  1. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days;

  2. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities, or more than 10% of any class of securities, of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act;



  3. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government);



  4. Invest more than 5% of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act; and



  5. Invest more than 20% of its total assets in U.S. dollar denominated issues of foreign governments and other foreign issuers, or invest more than 10% of its total assets in securities which are payable in currencies other than U.S. dollars.


------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.


  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services;

asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate as follows:



               AVERAGE DAILY NET ASSETS                   % PER ANNUM
-----------------------------------------------------------------------
First $150 million....................................   0.625 of 1.00%
Next $150 million.....................................   0.550 of 1.00%
Over $300 million.....................................   0.500 of 1.00%
-----------------------------------------------------------------------



  Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution fees, service fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  From time to time, as the Adviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.


  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.


  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. Ellis J. Bigelow has been primarily responsible for the day-to-day management of the Fund's investment portfolio since 1989. During the past five years, Ms. Bigelow has been a Senior Vice President of the Adviser. Since June 1995, Ms. Bigelow has been a Senior Vice President of Van Kampen American Capital Investment Advisory Corp.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.


  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."



  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."



  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."



  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code") and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available. Such shares might continue to be subject to the higher aggregate fees applicable to such class of shares for an indefinite period.



FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares are offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.



  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end shares charge, put 100% of their investment dollars to work immediately, or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.



  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. SEE "DISTRIBUTION AND SERVICE PLANS."



  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."


------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



  Shares may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.



  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities that are actively traded in the over-the-counter market are valued at the most recently quoted bid price. Any security for which the primary market is on an exchange is valued at the last reported sales price on the exchange where principally traded or at the last reported bid price if there was no sale reported that day. If no sale or bid price is reported that day, the security is valued at the most recent sale price. The value of any other securities or other assets is fair value as determined in good faith by the Fund's Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Statement of Additional Information.



  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.



  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid and (iii) certain shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.


  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.

The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1997 and terminating on April 15, 1997. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE


                                                                        REALLOWED
                                                                        TO DEALERS
                                         AS%  OF      AS % OF NET       (AS A % OF
              SIZE OF                    OFFERING        AMOUNT          OFFERING
            INVESTMENT                    PRICE         INVESTED          PRICE)
------------------------------------------------------------------------------
Less than $100,000.................       4.75%          4.99%            4.25%
$100,000 but less than $250,000....       3.75%          3.90%            3.25%
$250,000 but less than $500,000....       2.75%          2.83%            2.25%
$500,000 but less than
 $1,000,000........................       2.00%          2.04%            1.75%
$1,000,000 or more.................         *              *                *


------------------------------------------------------------------------------

  * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.



  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.


  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


QUANTITY DISCOUNTS


  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described herein.



  Investors, or their authorized dealers, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



  A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary of a single trust estate or a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to all open-end investment companies advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and distributed by the Distributor.



  Volume Discounts. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  Cumulative Purchase Discount. The size of investment in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding sales charge table herein. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.



  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES


  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table, charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.



  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------


                                                 CONTINGENT DEFERRED SALES
                                                 CHARGE AS A PERCENTAGE OF
            YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First.......................................            4.00%
Second......................................            4.00%
Third.......................................            3.00%
Fourth......................................            2.50%
Fifth.......................................            1.50%
Sixth and After.............................            None


------------------------------------------------------------------------------


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.



  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).



  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.


CLASS C SHARES


  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.



  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class C shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services.



  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transactions other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized investment dealers.


  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Funds so long as the shareholder has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type and same class, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund") or Van Kampen American Capital Reserve Fund ("Reserve Fund"), may be exchanged for shares of the same class of shares of any other Participating Fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds are subject to a 30-day holding period requirement before exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B shares or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a CDSC. Shares of any Participating Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.

  Class B shareholders and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Participating Fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any CDSC otherwise due upon redemption of the original shares. For purposes of computing the CDSC payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B shareholders and Class C shareholders remain subject to the CDSC imposed by the fund initially purchased by the shareholder upon their redemption from the Van Kampen American Capital complex of funds. The CDSC is based on the holding period requirement of the original fund.


  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.



  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investment of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's independent fee schedule.


  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures previously set forth, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.



  In cases of disability, the CDSC on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.



  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.



  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.



  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of August 31, 1996, there were $3,117,543 million and $84,423 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 2.74% and 0.49% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.



  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.



------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.


  DIVIDENDS. Interest earned from investments is the Fund's main source of income. Substantially all of this income, less expenses, is distributed monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise. See "Shareholder Services -- Reinvestment Plan." The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and incremental transfer agency fees applicable to such classes of shares.


  CAPITAL GAINS. When the Fund sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Fund paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders annually. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise. See "Shareholder Services -- Reinvestment Plan."


------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom (Illinois), and reflects applicable tax laws as of the date of this Prospectus.



  FEDERAL INCOME TAXATION. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.



  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.



  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the dividends received deduction for corporations.



  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders.



  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.



------------------------------------------------------------------------------

FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.


  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. For example, the high yields of lower rated bonds in which the Fund invests reflect the risk that the value of the bonds may be impaired in a financial restructuring or default by the issuer. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares. Total return figures for Class A shares include the maximum sales charge of 4.75%; total return figures for Class B shares and Class C shares include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.



  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial nationally recognized publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Fund was originally incorporated in Texas on July 11, 1978, and was re-incorporated by merger into a Maryland corporation on July 2, 1992. The Fund was reorganized as a Delaware business trust on August 5, 1995.



  The Fund is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of beneficial interest. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain expenses and has exclusive voting rights with respect to its distribution fee. The par value for each class of shares is $0.01 per share.



  The Fund is permitted to issue an unlimited number of classes. Other classes of shares may be established from time to time in accordance with the provisions of the Fund's Declaration of Trust. Each class of share is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Shares issued by the Fund are fully paid and non-assessable and have no conversion, preemptive or other subscription rights, except with respect to the conversion of certain shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

------------------------------------------------------------------------------
APPENDIX -- DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------


  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P follows):



      A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



      The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



      The ratings are based, in varying degrees, on the following considerations:



      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



      2. Nature of and provisions of the obligation:



      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.



  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.



  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



SPECULATIVE GRADE



  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.



  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.



  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.



  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.



  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.



  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.



  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



  NR: Not rated.



  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.



  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:



        1. An application for rating was not received or accepted.



        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.



        3. There is a lack of essential data pertaining to the issue or issuer.



        4. The issue was privately placed, in which case the rating is not published in Moody's publications.



  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


PREFERRED STOCK RATINGS


  Both S&P and Moody's use the same designations for preferred stock as they do for corporate bonds except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684

VAN KAMPEN AMERICAN CAPITAL
HIGH INCOME CORPORATE
BOND FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     High Income Corporate Bond Fund

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     High Income Corporate Bond Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICE WATERHOUSE LLP

1201 Louisiana


Suite 2900

Houston, TX 77002

 ------------------------------------------------------------------------------

                                  HIGH INCOME
                              CORPORATE BOND FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                               DECEMBER 29, 1996

             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN AMERICAN CAPITAL

                        HIGH INCOME CORPORATE BOND FUND



     Van Kampen American Capital High Income Corporate Bond Fund (the "Fund") is a diversified open-end management investment company. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus (the "Prospectus") dated as of the date of this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 421-5666.


                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    ----
    General Information..........................................................    B-2
    Investment Objectives and Policies...........................................    B-3
    Options, Futures Contracts and Related Options...............................    B-5
    Investment Restrictions......................................................    B-9
    Trustees and Officers........................................................   B-11
    Legal Counsel................................................................   B-19
    Investment Advisory Agreement................................................   B-19
    Distributor..................................................................   B-20
    Distribution and Service Plans...............................................   B-21
    Transfer Agent...............................................................   B-21
    Portfolio Turnover...........................................................   B-21
    Portfolio Transactions and Brokerage.........................................   B-22
    Determination of Net Asset Value.............................................   B-23
    Purchase and Redemption of Shares............................................   B-23
    Exchange Privilege...........................................................   B-27
    Check Writing Privilege......................................................   B-27
    Tax Status of the Fund.......................................................   B-27
    Fund Performance.............................................................   B-28
    Other Information............................................................   B-28
    Independent Accountants' Report..............................................   B-29
    Financial Statements.........................................................   B-30
    Notes to Financial Statements................................................   B-42



      This Statement of Additional Information is dated December 29, 1996.

GENERAL INFORMATION


     Van Kampen American Capital High Income Corporate Bond Fund, formerly known as American Capital High Yield Investments, Inc. (the "Fund"), was originally incorporated in Texas on July 11, 1978 and reincorporated in Maryland on July 2, 1992. As of August 5, 1995, the Fund was reorganized as a series of Van Kampen American Capital High Income Corporate Bond Fund (the "Trust"), a Delaware business trust.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations. Each of our high yield analysts, based either in San Francisco, Chicago, Houston or Boston, has the responsibility to cover a specific region of the country. This regional focus enables each high yield analyst to provide more specialized coverage of the market and alert the portfolio manager to issues of local importance.



     As of December 6, 1996, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                      NAME AND ADDRESS                         AMOUNT OF     CLASS OF     PERCENTAGE
                         OF HOLDER                             OWNERSHIP      SHARES      OWNERSHIP
------------------------------------------------------------   ----------    ---------    ----------
Record Holders Only:
Van Kampen American Capital Trust Company...................   18,041,042        A          26.47%
2800 Post Oak Blvd.                                             3,237,960        B          16.00%
Houston, TX 77056                                                 256,287        C           8.65%
Merrill Lynch Pierce Fenner & Smith Inc. ...................    2,961,691        C           9.15%
For the Sole Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Dr. East
3rd Floor
Jacksonville, FL 32246-6484



Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     Lower rated and comparable nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical conditions of the issuers of lower rated securities may not have been as strong as that of other issuers. The Adviser, however, believes that such ratings are not necessarily an accurate reflection of the current financial condition of the issuers because they may be based upon considerations taken into account at the time such ratings were assigned, rather than upon subsequent developments affecting such issuers. Moreover, ratings categories tend to be broad, so that there may be significant variations among the financial condition of issuers within the same category. For these reasons, the Adviser may rely more on its own analysis in determining which securities offer the best opportunities for higher yields without unreasonable risks. Therefore, the achievement of the Fund's objectives will depend more on the Adviser's analytical and portfolio management skills than would be the case if greater reliance were placed on ratings assigned by the rating services. The Adviser's analysis will focus on a number of factors affecting the financial condition of a company; including the strength of its management; the financial soundness of the company and the outlook of its industry; the security's responsiveness to changes in interest rates and business conditions; the cash flow of the company; dividend or interest coverage; and the fair market value of the company's assets. In addition, the Adviser evaluates each individual debt security for credit quality and value. In making portfolio decisions for the Fund, the Adviser will attempt to identify higher yielding securities of companies whose financial condition has improved since the issuance of such securities, or is anticipated to improve in the future.

     The Fund may invest up to 20% of its total assets in common stocks or other equity securities and in non-income producing securities. See "Investment Objectives and Policies" in the Prospectus.

     When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis up to all of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and short-term money market instruments. Under normal market conditions the yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

     As noted above, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

ADDITIONAL RISKS OF LOWER RATED DEBT SECURITIES

     Additional risks of lower rated debt securities include limited liquidity and secondary market support. As a result, the prices of lower rated debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The Fund will take such actions as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any debt security owned by the Fund or the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund incurs additional expenditures in taking protective action with respect to Fund obligations in default and assets securing such obligations. Investment in lower rated debt securities are not generally meant for short-term investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations. The Fund pays lending fees and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

RESTRICTED SECURITIES.


     The Fund may invest up to 15% of the value of its net assets in restricted securities (i.e., securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933) and in other illiquid securities and repurchase agreements maturing in more than seven days. Restricted securities are generally purchased at a discount from the market price of unrestricted securities of the same issuer. Investments in restricted securities are not readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. A Fund position in restricted securities might adversely affect the liquidity and marketability of such securities, and the Fund might not be able to dispose of its holdings in such securities at reasonable price levels. Although the Fund may invest up to 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days, the Fund shall not invest in such securities in excess of 10% of its net assets without prior approval of the Trustees. For purposes hereof, investments by the Fund in securities of other investment companies are not considered restricted securities to the extent permitted by
(i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief from the provisions of the 1940 Act.



SECURITIES OF FOREIGN ISSUERS



     In addition to the policies set forth in the Prospectus, the Fund may also invest up to ten percent of its total assets in foreign currency denominated debt securities; however, the Fund will not engage in such activity unless it has been first authorized to do so by its Trustees.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities mark to market daily at not less than the repurchase price. The underlying securities (securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


BRADY BONDS

     The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds recently have been issued by the governments of Costa Rica, Mexico, Nigeria, Uruguay and Venezuela, and are expected to be issued by Argentina, Brazil and the Philippines and other emerging market countries. Brady Bonds issued by Mexico and Venezuela currently are rated below investment grade. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year of rolling interest payments based on the applicable interest rate at that time, and is adjusted at regular intervals thereafter.


OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS


WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in a substantially higher portfolio turnover rate than that of most other investment companies.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.


     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, with would not close out its position as a writer, but would provide an asset of equal value to its obligations under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.


     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.


     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.


     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.



     For example, when the Fund purchases a futures contract and the price of the underlying security rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security has declined, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker.


     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.



     In the event of the bankruptcy of a broker through which the Fund engages in transactions in listed options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk or error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.


     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.



     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.


     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.


OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security, when the use of any option on a future would result in a loss to the Fund when the use of a future would not.


ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS



     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which cannot be changed without approval by the vote of a majority of its outstanding shares which is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:



      1. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase such securities at a specified date for the same amount of cash plus an interest component. Pledge its assets or assign or otherwise encumber them in excess of 3.25% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the preceding sentence. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      2. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

      3. Make short sales of securities, but it may engage in transactions in options, futures contracts, and related options.

      4. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      5. Purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate.

      6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into transactions in futures contracts and related options.


      7. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements (see "Investment Objectives and Policies -- Repurchase Agreements"); or
         (c) by lending its portfolio securities, subject to limitations described elsewhere in this Statement of Additional Information (see "Investment Objectives and Policies -- Lending of Securities").


      8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.


      9. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     10. Invest for the purpose of exercising control or management of another company, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     11. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such company.



     12. Invest more than 5% of the market or other fair value of its assets in warrants, or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to these limitations.


     13. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

     14. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities, or more than ten percent of any class of securities, of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     15. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government).


     16. Invest more than 5% of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     17. Invest more than 20% of its total assets in U.S. currency denominated issues of foreign governments and other foreign issuers, or invest more than 10% of its total assets in securities which are payable in currencies other than U.S. dollars.


     18. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".


     In addition to the foregoing, the Fund has undertaken to a certain state that at least 30 days prior to any change by the Fund in its investment objective, the Fund will provide written notice to all of its shareholders in that state regarding such proposed change.


TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.


---------------


* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS


     The address for Curtis W. Morell, Alan T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.



                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp. and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.

Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.

                             POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE         OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

                              POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE          OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.

Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

     Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-

Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The AC Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of one operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended August 31, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE


                                                                                ESTIMATED         TOTAL
                                                               PENSION OR        ANNUAL       COMPENSATION
                                            AGGREGATE          RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF      REGISTRANT       AND FUND
                                               FROM            REGISTRANT         UPON       COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................       $1,595              $-0-           $ 2,500         $84,250
Dr. Richard E. Caruso..................          360               -0-               -0-          57,250
Philip P. Gaughan......................          710               -0-               -0-          76,500
Linda Hutton Heagy.....................        1,385               -0-             2,500          38,417
Dr. Roger Hilsman......................        1,560               -0-             2,500          91,250
R. Craig Kennedy.......................        1,560               -0-             2,500          92,625
Donald C. Miller.......................        1,490               -0-               -0-          94,625
Jack E. Nelson.........................        1,560               -0-             2,500          93,625
David Rees.............................        1,170               -0-             2,500          83,250
Jerome L. Robinson.....................        1,560               -0-               -0-          89,375
Lawrence J. Sheehan....................          780               -0-               -0-          91,250
Dr. Fernando Sisto.....................        1,560               -0-             2,500          98,750
Wayne W. Whalen........................        1,560               -0-             2,500          93,375
William S. Woodside....................        1,560               -0-             2,500          79,125


---------------

(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 30, 1996. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.



(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended August 31, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended August 31, 1996: Dr. Caruso, $360; Mr. Gaughan, $390; Ms. Heagy, $1,030; Mr. Kennedy, $1,170; Mr. Miller, $1,100; Mr. Nelson, $1,170; Mr. Rees, $390; Mr. Robinson, $1,170;
    Dr. Sisto, $320; and Mr. Whalen, $1,170. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of August 31, 1996 is as follows: Dr. Caruso, $8,185; Mr. Gaughan, $345; Ms. Heagy, $1,079; Mr. Kennedy, $1,223; Mr. Miller, $1,148;
    Mr. Nelson, $1,223; Mr. Rees, $32,218; Mr. Robinson, $1,223; Dr. Sisto, $15,426; and Mr. Whalen, $1,223. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(3) The amounts shown in this column are zero in the Fund's fiscal year ended August 31, 1996 because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996. Absent such reimbursement, the aggregate expenses of the Fund for all trustees would have been approximately $11,200 in its fiscal year ended August 31, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.


     As of December 6, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of December 6, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.


LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts is paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The Fund also pays shareholder service agency fees, distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly, computed on average daily net assets of the Fund at annual rate of: 0.625% on the first $150 million average net assets; 0.55% on the next $150 million of average net assets; and 0.50% on the net assets over $300 million.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc., in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans (described herein).

     Currently, the most restrictive applicable limitations are 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the remaining average net assets.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 30 days' written notice.


     During the fiscal years ended August 31, 1994, 1995 and 1996, the Adviser received $2,718,712, $2,650,114 and $2,929,197, respectively, in advisory fees from the Fund. For such periods the Fund paid $109,694, $107,087 and $135,427, respectively, for accounting services.


DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended August 31, 1994, 1995 and 1996, total underwriting commissions on the sale of shares of the Fund were $826,415, $580,419 and $839,736, respectively. Of such totals, the amount retained by the Distributor was $125,969, $78,370 and $76,236, respectively. The remainder was reallowed to dealers. Of such dealer reallowances, $238,856, $149,907 and $176,992, respectively, was received by Advantage Capital Corporation, a former affiliated dealer of the Fund.



DISTRIBUTION AND SERVICE PLANS



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     For the year ended August 31, 1996, the Fund has paid expenses under the Distribution Plan of $0, $773,768 and $162,249 for the Class A shares, Class B shares and Class C shares, respectively; and the Fund paid $928,325, $257,925 and $0 under the Service Plan for Class A shares, Class B shares and Class C shares, respectively.


TRANSFER AGENT


     During the fiscal years ending August 31, 1994, 1995 and 1996, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $891,737, $1,107,232 and $1,197,009, respectively for these services. These services are provided at cost plus a profit.


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate for prior years is shown under "Financial Highlights" in the Prospectus. The turnover rate will fluctuate over time depending upon the Adviser's investment strategy and the higher volatility of the market for high yielding fixed-income securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions, if any, paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.

     The Adviser places portfolio transactions for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Prior to December 20, 1994 the Fund placed brokerage transactions with brokers that were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction. The Fund conducted no affiliated brokerage transactions with Robinson Humphrey during the last fiscal year. During the year ended August 31, 1996, the Fund paid $1,324 in brokerage commissions on transactions totalling $10,166,365 to brokers selected primarily on the basis of research services provided to the Adviser.

     The Adviser's brokerage practices are monitored by the Brokerage Review Committee comprised of Fund Trustees who are not interested persons (as defined in the 1940 Act) of the Adviser. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended August 31, 1994, 1995 and 1996, totalled $20,823, $25,938 and $0, respectively.


DETERMINATION OF NET ASSET VALUE


     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.


     Such computation is made by dividing the value of the Fund's securities plus all cash and other assets (including accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding. Portfolio securities that are traded in the over-the-counter market are valued at the most recently quoted bid price. Any security for which the primary market is on an exchange is valued at the last reported sales price on the exchange where principally traded or at the last reported bid price if there was no sale reported that day. If no sale or bid price is reported that day, the security is valued at the most recent sale price. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time, until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day. The value of any other securities or other assets is fair value as determined in good faith by the Fund's Trustees.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.


PURCHASE AND REDEMPTION OF SHARES


     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


PURCHASE OF SHARES


     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers.


ALTERNATIVE SALES ARRANGEMENT


     The Fund issues three classes of shares: Class A shares, Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and except that each class has exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which its distribution fees are paid.


     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933.

INVESTMENTS BY MAIL


     A shareholder investment account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.


     In processing applications and investments, ACCESS acts as agent for the investor and for the dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT


     The reduced sales charges reflected in the sales charge table as shown in the Prospectus apply to purchases of Class A shares of the Fund where the aggregate investment is $100,000 or more. For purposes of determining eligibility for volume discounts, spouses and their children under 21 years of age are treated as a single purchaser, as is a director or other fiduciary of a single trust estate or single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the investor's representations concerning his holdings.


LETTER OF INTENT


     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charge, if any, paid during the 13-month period.


REDEMPTION OF SHARES


     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE-CLASS A


     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) Retirement Plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), there is no front-end sales charge, but a contingent deferred sales charge ("CDSC-Class A") of 1.00% may be imposed in the event of certain redemptions within one year of the purchase. If a CDSC-Class A is imposed upon redemption, the amount of the CDSC-Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase, or 1.00% of the net asset value of the shares at the time of redemption.



     The CDSC-Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC-Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Internal Revenue Code, as amended (the "Code") and deferred compensation plans under
Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement or separation from service. No CDSC-Class A will be imposed on exchanges between funds. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.



     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B shares and Class C shares will be subject to a contingent deferred sales charge.


WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")


     The CDSC-Class B and C is waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of disability or death, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.


     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.


     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.


     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e)Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder Services-Exchange Privilege" in the Prospectus:


     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.


TAX STATUS OF THE FUND



     The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



FUND PERFORMANCE



     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended August 31, 1996 was 7.25%, (ii) the five year period ended August 31, 1996 was 11.97% and (iii) the ten year period ended August 31, 1996 was 7.33%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ended August 31, 1996 was 7.78% and (ii) the four year, two month period ended August 31, 1996 was 9.31%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended August 31, 1996 was 10.66% and (ii) the three year, 1 1/2 month period ended August 31, 1996 was 7.49%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



     The annualized current yield for Class A shares, Class B shares and Class C shares of the Fund for the 30-day period ending August 31, 1996 was 9.13%, 8.74% and 8.78%, respectively. The yield for Class A shares, Class B shares and Class C shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.



     Yield and total return are computed separately for Class A shares, Class B shares and Class C shares.



     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.


OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                        INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of Van Kampen American Capital High Income Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital High Income Corporate Bond Fund (the "Fund") at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 16, 1996

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
--------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS 85.8%
          CONSUMER DISTRIBUTION 10.9%
 $  4,000 Americold Corp.....................     12.875% 05/01/08 $  4,100,000
    3,800 Big 5 Holdings.....................     13.625  09/15/02    3,591,000
    2,800 Big V Supermarkets Inc., Series B..     11.000  02/15/04    2,611,000
    4,810 Brylane Capital....................     10.000  09/01/03    4,737,850
    4,650 Cole National Group Inc............     11.250  10/01/01    4,882,500
    4,750 CompUSA Inc........................      9.500  06/15/00    4,845,000
    3,000 Dairy Mart Convenience Stores Inc..     10.250  03/15/04    2,850,000
    5,500 Finlay Enterprises Inc. (b)........   0/12.000  05/01/05    4,455,000
    4,900 Fresh Del Monte Produce............     10.000  05/01/03    4,606,000
      750 Guitar Center Management, 144A-
          Private Placement (c)..............     11.000  07/01/06      759,375
    1,000 Loehmann's Inc.....................     11.875  05/15/03    1,042,500
    4,250 Mothers Work Inc...................     12.625  08/01/05    4,398,750
    2,500 Pathmark Stores Inc. (b)...........   0/10.750  11/01/03    1,531,250
    1,000 Pathmark Stores Inc................     11.625  06/15/02      985,000
    2,000 Pathmark Stores Inc................     12.625  06/15/02    2,010,000
    4,750 Petro PSC Properties...............     12.500  06/01/02    4,643,125
    3,150 Phar-Mor Inc.......................     11.720  09/11/02    3,118,500
    2,750 Specialty Retailers Inc............     11.000  08/15/03    2,777,500
    2,112 Thrifty Payless....................     12.250  04/15/04    2,354,880
                                                                   ------------
                                                                     60,299,230
                                                                   ------------
          CONSUMER DURABLES 3.4%
    2,500 Aetna Industries Inc., 144A-Private
          Placement (c)......................     11.875  10/01/06    2,487,500
    3,000 Aftermarket Tech Corp..............     12.000  08/01/04    3,232,500
    3,250 MDC Holdings Inc...................     11.125  12/15/03    3,185,000
    6,000 Marvel Holdings....................          *  04/15/98    4,635,000
    1,995 Oriole Homes Corp..................     12.500  01/15/03    1,895,250
    4,000 Venture Holdings Inc...............      9.750  04/01/04    3,510,000
                                                                   ------------
                                                                     18,945,250
                                                                   ------------
          CONSUMER NON-DURABLES 6.2%
    2,250 Collins & Aikman...................     11.500  04/15/06    2,300,625
    4,400 Consoltex Group Inc................     11.000  10/01/03    4,213,000
    4,770 Dan River Inc......................     10.125  12/15/03    4,507,650
    3,125 Dr. Pepper Bottling Holdings (b)...   0/11.625  02/15/03    2,718,750
    3,600 Fieldcrest Cannon Inc..............     11.250  06/15/04    3,672,000
    2,000 Foodbrands America.................     10.750  05/15/06    2,040,000
    4,000 Health O Meter Inc. (Including
          4,000 common stock warrants).......     13.000  08/15/02    4,320,000
    4,750 Revlon Worldwide, Series B.........          *  03/15/98    4,031,563
    5,277 Synthetic Industries Inc...........     12.750  12/01/02    5,672,775

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
--------------------------------------------------------------------------------
          CONSUMER NON-DURABLES (CONTINUED)
 $  1,000 Twin Laboratories Inc., 144A-
          Private Placement (c)..............     10.250% 05/15/06 $    990,000
                                                                   ------------
                                                                     34,466,363
                                                                   ------------
          CONSUMER SERVICES 15.1%
    1,500 Act III Theatres Inc...............     11.875  02/01/03    1,631,250
    3,250 Alliance Gaming Corp...............     12.875  06/30/03    3,217,500
    4,750 Australis Media Ltd. (b)...........   0/14.000  05/15/03    2,660,000
    4,565 Bally Grand Inc....................     10.375  12/15/03    4,975,850
    2,750 Busse Broadcasting Group...........     11.625  10/15/00    2,791,250
    2,184 Carrols Corp.......................     11.500  08/15/03    2,254,980
    2,250 Casino Magic Fin 1st Mtg...........     11.500  10/15/01    2,092,500
    1,750 Chancellor Broadcast...............      9.375  10/01/04    1,701,875
    2,000 Comcast UK Cable (b)...............   0/11.200  11/15/07    1,250,000
    3,600 Continental Cablevision Inc........     11.000  06/01/07    4,032,000
    4,500 Diamond Cable Co. (b)..............   0/11.750  12/15/05    2,767,500
    3,000 Echostar Corp. (b).................   0/13.125  03/15/04    1,830,000
    3,000 Flagstar Corp......................     10.750  09/15/01    2,640,000
    3,250 Fundy Cable Ltd....................     11.000  11/15/05    3,331,250
    2,250 Galaxy Telecom LP..................     12.375  10/01/05    2,340,000
    4,350 Granite Broadcasting Corp..........     12.750  09/01/02    4,785,000
    5,000 Helicon Group (Variable Rate
          Coupon)............................      9.000  11/01/03    5,012,500
    1,500 Hollinger International............      9.250  02/01/06    1,421,250
    5,250 Majestic Star Casino, 144A-Private
          Placement (c)......................     12.750  05/15/03    5,637,188
    5,500 Mohegan Tribal Gaming..............     13.500  11/15/02    6,847,500
    3,100 Resorts International Hotel
          Finance............................     11.000  09/15/03    3,239,500
    4,500 SC International...................     13.000  10/01/05    4,916,250
    2,000 SFX Broadcast......................     10.750  05/15/06    2,025,000
    2,500 Showboat Marina 1st Mtg............     13.500  03/15/03    2,687,500
    3,500 Stratosphere 1st Mtg...............     14.250  05/15/02    2,957,500
    2,500 Trump AC Association 1st Mtg.......     11.250  05/01/06    2,387,500
    5,000 UIH Australia/Pacific, 144A-Private
          Placement (c)......................     14.000  05/15/06    2,475,000
                                                                   ------------
                                                                     83,907,643
                                                                   ------------
          ENERGY 9.4%
    2,000 Benton Oil & Gas, 144A-Private
          Placement (c)......................     11.625  05/01/03    2,140,000
    4,500 Bridas Corp........................     12.500  11/15/99    4,680,000
    5,250 Clark (R&M) Holdings Inc...........          *  02/15/00    3,655,313
    3,250 Cliffs Drilling, 144A-Private
          Placement (c)......................     10.250  05/15/03    3,282,500
    2,500 Coda Energy Inc....................     10.500  04/01/06    2,528,125
    3,057 Forest Oil Corp....................     11.250  09/01/03    3,209,850

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
--------------------------------------------------------------------------------
          ENERGY (CONTINUED)
 $  3,450 Gerrity Oil & Gas Corp...............   11.750% 07/15/04 $  3,648,375
    2,250 Giant Industries Inc.................    9.750  11/15/03    2,266,875
    3,500 Global Marine Inc....................   12.750  12/15/99    3,780,000
    4,995 HS Resources Inc.....................    9.875  12/01/03    4,820,175
    7,230 Maxus Energy Corp....................   11.500  11/15/15    7,483,050
    2,600 Petroleum Heat & Power Inc...........   12.250  02/01/05    2,860,000
    3,500 Transportadora De Gas del Sur SA.....   10.250  04/25/01    3,543,750
    4,000 Transportadora De Gas del Sur SA.....    7.750  12/23/98    3,895,000
                                                                   ------------
                                                                     51,793,013
                                                                   ------------
          FINANCE 2.5%
    3,000 American Life Holding Co.............   11.250  09/15/04    3,360,000
    4,750 Americo Life Inc.....................    9.250  06/01/05    4,512,500
    1,250 GPA Group PLC, Pass Thru Cert.-D.....   10.875  03/15/19    1,315,625
    2,000 Reliance Group Holdings..............    9.750  11/15/03    2,005,000
    2,750 Trizec Finance.......................   10.875  10/15/05    2,842,813
                                                                   ------------
                                                                     14,035,938
                                                                   ------------
          HEALTH CARE 4.0%
    4,000 Magellan Health Services, Series A...   11.250  04/15/04    4,270,000
    2,380 Maxxim Medical, 144A-Private
          Placement (c)........................   10.500  08/01/06    2,409,750
    2,000 Merit Behavioral Care................   11.500  11/15/05    2,100,000
    6,650 OrNda Healthcorp.....................   12.250  05/15/02    7,132,125
    2,000 Quorum Health Group..................   11.875  12/15/02    2,202,500
    3,800 Tenet Healthcare.....................   10.125  03/01/05    4,075,500
                                                                   ------------
                                                                     22,189,875
                                                                   ------------
          PRODUCER MANUFACTURING 8.7%
    4,250 Exide Electronics Group..............   11.500  03/15/06    4,271,250
    3,348 Fairchild Corp.......................   13.000  03/01/07    3,348,000
       55 Fairchild Corp.......................   13.125  03/15/06       55,000
    4,500 Figgie International Inc.............    9.875  10/01/99    4,606,875
    4,950 GS Technologies Operations Inc.......   12.000  09/01/04    5,098,500
    1,950 ICF Kaiser International.............   13.000  12/31/03    1,842,750
    1,750 Interlake Corp.......................   12.000  11/15/01    1,855,000
    3,250 Interlake Corp.......................   12.125  03/01/02    3,282,500
    3,500 Iochpe-Maxion Med Term Note Euro.....   12.375  11/08/02    3,307,500
    4,962 Robertson Ceco Corp., 144A-Private
          Placement (c)(e).....................   12.000  11/30/99    4,862,824
    1,450 Spreckles Industries Inc.............   11.500  09/01/00    1,518,875
    3,500 Tarkett International................    9.000  03/01/02    3,526,250
    7,000 Terex Corp. Units, 144A-Private
          Placement (Variable Rate Coupon) (c).   13.250  05/15/02    7,385,000
    3,284 Thermadyne Holdings Corp.............   10.250  05/01/02    3,366,100
                                                                   ------------
                                                                     48,326,424
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
--------------------------------------------------------------------------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 15.8%
 $  4,250 Associated Materials Inc...........     11.500% 08/15/03 $  3,825,000
    2,728 Carbide/Graphite Group Inc.........     11.500  09/01/03    2,953,060
    1,500 Grupo Industrial Durango...........     12.625  08/01/03    1,590,000
    4,850 IMC Fertilizer Group...............      9.450  12/15/11    5,134,938
    5,500 Indah Kiat International Finance...     11.875  06/15/02    5,733,750
    4,000 INDSPEC Chemical Corp. (b).........   0/11.500  12/01/03    3,500,000
    2,500 International Cabletel Inc. (b)....   0/12.750  04/15/05    1,643,750
    3,250 International Cabletel Inc.........          *  02/01/06    1,901,250
    3,500 Klabin Fabricadora Papel, 144A-
          Private Placement (c)..............     11.000  08/12/04    3,508,750
    4,665 Klabin Fabricadora Papel SA........     12.125  12/28/02    4,822,444
    5,750 Mail-Well Envelope Corp............     10.500  02/15/04    5,548,750
    5,750 NL Industries Inc. (b).............   0/13.000  10/15/05    4,600,000
    3,350 Pioneer Americas...................     13.375  04/01/05    3,551,000
    3,250 Plastic Specialty and Technology
          Corp...............................     11.250  12/01/03    3,241,875
    2,500 Printpack Inc., 144A-Private
          Placement (c)......................     10.625  08/15/06    2,525,000
    1,900 Republic Engineered Steel, 1st
          Mtg................................      9.875  12/15/01    1,776,500
    3,600 SD Warren Co.......................     12.000  12/15/04    3,807,000
    1,450 Silgan Corp........................     11.750  06/15/02    1,508,000
    1,621 Silgan Holdings Inc................     13.250  12/15/02    1,623,026
    4,000 Stone Container Corp...............     12.625  07/15/98    4,240,000
    6,000 Sweetheart Cup Inc.................     10.500  09/01/03    6,060,000
    1,000 Texas Petrochemical Corp., 144A-
          Private Placement (c)..............     11.125  07/01/06    1,041,250
    4,500 Tjiwi Kimia........................     13.250  08/01/01    4,972,500
    2,000 US Can Co..........................     13.500  01/15/02    2,147,500
    5,500 United Stationers..................     12.750  05/01/05    5,967,500
                                                                   ------------
                                                                     87,222,843
                                                                   ------------
          TECHNOLOGY 2.6%
    1,000 Clark-Schwebel Inc., 144A-Private
          Placement (c)......................     10.500  04/15/06    1,020,000
    1,375 Computervision.....................     11.375  08/15/99    1,416,250
    3,500 Dictaphone Corp....................     11.750  08/01/05    3,045,000
    8,424 Unisys Corp........................     15.000  07/01/97    8,866,260
                                                                   ------------
                                                                     14,347,510
                                                                   ------------
          TRANSPORTATION 3.4%
    2,250 International Shipholding Corp.....      9.000  07/01/03    2,143,125
    2,500 Sea Containers Ltd.................     12.500  12/01/04    2,725,000
    2,750 Sea Containers Ltd.................     12.500  12/01/04    2,983,750
    4,500 Stena AB...........................     10.500  12/15/05    4,522,500

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                              Coupon Maturity Market Value
--------------------------------------------------------------------------------
          TRANSPORTATION (CONTINUED)
 $  4,500 Trism Inc..........................     10.750% 12/15/00 $  4,207,500
    2,250 Valujet Inc., 144A-Private
          Placement (c)......................     10.250  04/15/01    1,980,000
                                                                   ------------
                                                                     18,561,875
                                                                   ------------
          UTILITIES 3.8%
    3,250 AES Corp...........................     10.250  07/15/06    3,306,875
    3,000 Arch Communication Group...........   0/10.875  03/15/08    1,590,000
    3,000 Bell Cablemedia....................           * 09/15/05    1,980,000
    1,250 Fonorola Inc.......................     12.500  08/15/02    1,346,875
      568 GST Telecom, 144A-Private Placement
          (b)(c).............................   0/13.875  12/15/05      443,040
    4,544 GST USA Inc. (b)...................   0/13.875  12/15/05    2,391,280
    2,500 Intermedia Communication of
          Florida............................     12.500  05/15/06    1,493,750
      500 Pricellular Wire (b)...............   0/14.000  11/15/01      460,000
    5,250 Pricellular Wireless (b)...........   0/12.250  10/01/03    4,147,500
      750 USA Mobile Communication...........      9.500  02/01/04      682,500
    2,750 USA Mobile Communication...........     14.000  11/01/04    3,038,750
                                                                   ------------
                                                                     20,880,570
                                                                   ------------
          TOTAL CORPORATE OBLIGATIONS............................   474,976,534
                                                                   ------------
          FOREIGN GOVERNMENT OBLIGATIONS 0.9%
    5,000 United Mexican States Debt.........     11.500  05/15/26    4,842,000
                                                                   ------------
          CONVERTIBLE DEBT 0.5%
    3,060 Kelley Oil & Gas Partners..........      7.875  12/15/99    2,738,700
                                                                   ------------
 EQUITIES 3.0%
  American Telecasting (1,750 Common Stock Warrants) (d).........        40,250
  Capital Gaming (3,125 Common Stock Warrants) (d)...............            31
  Exide Electronics Group (4,250 Common Stock Warrants), 144A-
   Private Placement (c).........................................        85,000
  F F Hldgs Co. (40,000 Common Shares), 144A-Private Placement
   (c)(d)........................................................           400
  Finlay Enterprises Inc. (6,333 Common Shares) (d)..............        80,746
  ICF Kaiser (9,360 Common Stock Warrants) (d)...................             0
  PanAmSat Corp. (6,298 Preferred Shares) (d)(e).................     7,305,680
  Supermarkets General Holdings Corp. (241,101 Preferred Shares)
   (d)(e)........................................................     6,268,626
  Time Warner S-K (2,811 Preferred Shares) (c)...................     2,849,932
  Total Renal Care Holdings (6,000 Common Shares) (d)............       246,750
  Triangle Wire & Cable Inc. (84,445 Common Shares), 144A-Private
   Placement (c)(d)..............................................        84,445
  Wright Med Tech Inc. (4,118 Common Stock Warrants), 144A-
   Private Placement (c)(d)......................................        53,527
                                                                   ------------
 TOTAL EQUITIES..................................................    17,015,387
                                                                   ------------
 TOTAL LONG-TERM INVESTMENTS 90.3%
  (Cost $488,110,572) (a)........................................   499,572,621
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

     Description                                                Market Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 8.8%
 Repurchase Agreement (Bank of America Securities, $33,985,000
  par, collateralized by U.S. Government obligations in a
  pooled cash account, dated 08/30/96, to be sold on 09/03/96
  at $34,004,447).................................................   33,985,000
 Federal National Mortgage Association Discount Note
  ($15,000,000 par, yielding 5.40%, maturing 10/17/96)............   14,895,033
                                                                   ------------
 TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST................... $ 48,880,033
 OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%.......................    4,960,859
                                                                   ------------
 NET ASSETS 100%.................................................. $553,413,513
                                                                   ------------

*Zero coupon bond
(a) At August 31, 1996, for federal income tax purposes, cost is $488,190,412, the aggregate gross unrealized appreciation is $20,808,146 and the aggregate gross unrealized depreciation is $9,425,937, resulting in net unrealized appreciation of $11,382,209.
(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.
(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(d) Non-Income producing security.
(e) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $488,110,572) (Note 1).......   $499,572,621
Short-Term Investments (Note 1).................................     48,880,033
Cash............................................................            689
Receivables:
 Interest.......................................................     13,349,246
 Securities Sold................................................      2,416,076
 Fund Shares Sold...............................................        887,462
Other...........................................................        133,235
                                                                  -------------
 Total Assets...................................................    565,239,362
                                                                  -------------
LIABILITIES:
Payables:
 Securities Purchased...........................................      8,633,691
 Income Distributions...........................................      1,847,840
 Fund Shares Repurchased........................................        628,768
 Distributor and Affiliates (Notes 2 and 5).....................        269,235
 Investment Advisory Fee (Note 2)...............................        251,575
Accrued Expenses................................................        108,843
Deferred Compensation and Retirement Plans (Note 2).............         85,897
                                                                  -------------
 Total Liabilities..............................................     11,825,849
                                                                  -------------
NET ASSETS......................................................  $ 553,413,513
                                                                  -------------
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $ 808,060,633
Net Unrealized Appreciation on Securities.......................     11,462,049
Accumulated Undistributed Net Investment Income.................      2,475,568
Accumulated Net Realized Loss on Securities.....................   (268,584,737)
                                                                  -------------
NET ASSETS......................................................  $ 553,413,513
                                                                  -------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $421,371,886 and 66,908,746 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        6.30
 Maximum sales charge (4.75%* of offering price)................            .31
                                                                  -------------
 Maximum offering price to public...............................  $        6.61
                                                                  -------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $114,571,903 and 18,157,996 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        6.31
                                                                  -------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $17,469,724 and 2,780,202 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        6.28
                                                                  -------------
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $56,215,256
Dividends..........................................................    1,029,122
                                                                     -----------
 Total Income......................................................   57,244,378
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................    2,929,197
Distribution (12b-1) and Service Fees (Allocated to Classes A, B
 and C of $928,325, $1,031,693 and $162,249, respectively) (Note
 5)................................................................    2,122,267
Shareholder Services (Note 2)......................................    1,197,009
Trustees Fees and Expenses (Note 2)................................       40,003
Legal (Note 2).....................................................       15,306
Other .............................................................      426,124
                                                                     -----------
 Total Expenses....................................................    6,729,906
 Less Expenses Reimbursed..........................................       11,200
                                                                     -----------
 Net Expenses......................................................    6,718,706
                                                                     -----------
NET INVESTMENT INCOME..............................................  $50,525,672
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 7,729,045
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    7,249,609
 End of the Period:
 Investments.......................................................   11,462,049
                                                                     -----------
Net Unrealized Appreciation on Securities During the Period........    4,212,440
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $11,941,485
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $62,467,157
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                    Year Ended       Year Ended
                                               August 31, 1996  August 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................     $ 50,525,672     $ 43,337,244
Net Realized Gain/Loss on Securities.........        7,729,045      (23,341,168)
Net Unrealized Appreciation on Securities
 During the Period...........................        4,212,440       28,730,355
                                                  ------------     ------------
Change in Net Assets from Operations.........       62,467,157       48,726,431
                                                  ------------     ------------
Distributions from Net Investment Income:
 Class A Shares..............................      (39,328,721)     (36,718,606)
 Class B Shares..............................       (9,074,232)      (6,737,098)
 Class C Shares..............................       (1,424,255)      (1,165,362)
                                                  ------------     ------------
Total Distributions..........................      (49,827,208)     (44,621,066)
                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...................................       12,639,949        4,105,365
                                                  ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold....................      144,420,520      142,322,467
Net Asset Value of Shares Issued Through
Dividend Reinvestment........................       29,841,087       26,023,183
Cost of Shares Repurchased...................     (150,954,434)    (103,342,339)
                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.................................       23,307,173       65,003,311
                                                  ------------     ------------
TOTAL INCREASE IN NET ASSETS.................       35,947,122       69,108,676
NET ASSETS:
Beginning of the Period......................      517,466,391      448,357,715
                                                  ------------     ------------
End of the Period (Including undistributed
 net investment income of $2,475,568 and
 $871,166, respectively).....................     $553,413,513     $517,466,391
                                                  ------------     ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                  Year Ended August 31,
                                            -----------------------------------
Class A Shares                                1996   1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $6.15  $6.12  $6.61   $6.40  $5.71
                                            ------ ------ ------  ------ ------
 Net Investment Income.....................   .607    .55    .63     .64   .725
 Net Realized and Unrealized Gain/Loss on
  Securities...............................   .139  .0515   (.47)    .27  .6775
                                            ------ ------ ------  ------ ------
Total from Investment Operations...........   .746  .6015    .16     .91 1.4025
Less Distributions from Net Investment
Income.....................................   .598  .5715    .65     .70  .7125
                                            ------ ------ ------  ------ ------
Net Asset Value, End of the Period......... $6.298  $6.15  $6.12   $6.61  $6.40
                                            ------ ------ ------  ------ ------
Total Return (a)........................... 12.66% 10.48%  2.34%  15.20% 25.82%
Net Assets at End of the Period (In
millions).................................. $421.4 $411.9 $364.2  $452.4 $435.1
Ratio of Expenses to Average Net Assets
(b)........................................  1.08%  1.12%  1.10%   1.09%  1.05%
Ratio of Net Investment Income to Average
Net Assets (b).............................  9.65%  9.23%  9.03%  10.10% 11.77%
Portfolio Turnover.........................    76%    49%    66%     75%    73%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                   July 2, 1992
                                   Year Ended August 31,          (Commencement
                                 -------------------------- of Distribution) to
Class B Shares                     1996  1995  1994    1993     August 31, 1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period.....................   $6.16 $6.14 $6.63   $6.41               $6.33
                                 ------ ----- -----  ------              ------
 Net Investment Income.........    .559   .51   .58     .58                 .09
 Net Realized and Unrealized
  Gain/Loss on Securities......    .141 .0335 (.468)   .292                .097
                                 ------ ----- -----  ------              ------
Total from Investment
Operations.....................    .700 .5435  .112    .872                .187
Less Distributions from Net
Investment Income..............    .550 .5235  .602    .652                .107
                                 ------ ----- -----  ------              ------
Net Asset Value, End of the
Period.........................  $6.310 $6.16 $6.14   $6.63               $6.41
                                 ------ ----- -----  ------              ------
Total Return (a)...............  11.78% 9.41% 1.59%  14.49%               2.97%*
Net Assets at End of the Period
(In millions)..................  $114.6 $89.9 $71.0   $37.7                $3.1
Ratio of Expenses to Average
Net Assets (b).................   1.87% 1.93% 1.90%   1.90%               2.08%
Ratio of Net Investment Income
 to Average Net
 Assets (b)....................   8.86% 8.42% 8.25%   9.10%              10.30%
Portfolio Turnover.............     76%   49%   66%     75%                 73%

*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                        Year Ended August          July 6, 1993
                                               31,                (Commencement
                                        ------------------  of Distribution) to
Class C Shares                            1996  1995  1994      August 31, 1993
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period................................   $6.14 $6.11 $6.61                $6.63
                                        ------ ----- -----                -----
 Net Investment Income................    .557   .51   .53                  .06
 Net Realized and Unrealized Gain/Loss
  on Securities.......................    .137 .0435 (.428)               .0195
                                        ------ ----- -----                -----
Total from Investment Operations......    .694 .5535  .102                .0795
Less Distributions from Net Investment
Income................................    .550 .5235  .602                .0995
                                        ------ ----- -----                -----
Net Asset Value, End of the Period....  $6.284 $6.14 $6.11                $6.61
                                        ------ ----- -----                -----
Total Return (a)......................  11.66% 9.63% 1.43%                1.20%*
Net Assets at End of the Period
 (In millions)........................   $17.5 $15.7 $13.2                 $1.0
Ratio of Expenses to Average Net Asset
 (b)..................................   1.87% 1.93% 1.91%                2.34%
Ratio of Net Investment Income to
 Average Net Asset (b)................   8.86% 8.42% 8.25%                8.05%
Portfolio Turnover....................     76%   49%   66%                  75%

*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

  Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately
98% of the investment portfolio.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase

                                August 31, 1996

-------------------------------------------------------------------------------
commitments until payment is made. At August 31, 1996, there were no when issued or delayed delivery purchase commitments.

  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $268,504,899 which will expire between 1997 and 2004. Of this amount, $44,028,489 will expire in 1997. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays monthly dividends from net investment income. Permanent book and tax basis differences related to the recognition of realized gains and losses totaling $905,938 were reclassified from accumulated gain/loss on securities to accumulated undistributed net investment income.

  Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

                                August 31, 1996

-------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Asset Management, Inc. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million.................................................. .625 of 1%
Next $150 million................................................... .550 of 1%
Over $300 million................................................... .500 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended August 31, 1996, the Fund recognized expenses of approximately $135,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 1996, the Fund recognized expenses of approximately $964,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Additionally, for the year ended August 31, 1996, the Fund paid VKAC approximately $68,800 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

  At August 31, 1996, VKAC owned 79 and 76 shares of Classes B and C, respectively.

                                August 31, 1996

-------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At August 31, 1996, capital aggregated $677,198,548, $112,766,529 and $18,095,556 for Class A, B and C shares, respectively. For the year ended August 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  13,745,144  $  86,510,165
 Class B...........................................   8,018,551     50,487,330
 Class C...........................................   1,183,788      7,423,025
                                                    -----------  -------------
Total Sales........................................  22,947,483  $ 144,420,520
                                                    -----------  -------------
Dividend Reinvestment:
 Class A...........................................   3,888,598  $  24,355,156
 Class B...........................................     739,318      4,641,173
 Class C...........................................     135,209        844,758
                                                    -----------  -------------
Total Dividend Reinvestment........................   4,763,125  $  29,841,087
                                                    -----------  -------------
Repurchases:
 Class A........................................... (17,717,034) $(111,452,236)
 Class B...........................................  (5,181,274)   (32,639,566)
 Class C...........................................  (1,095,335)    (6,862,632)
                                                    -----------  -------------
Total Repurchases.................................. (23,993,643) $(150,954,434)
                                                    -----------  -------------

                                August 31, 1996

-------------------------------------------------------------------------------

  At August 31, 1995, capital aggregated $677,785,463, $90,277,592 and
$16,690,405 for Class A, B and C shares, respectively. For the year ended August 31, 1995, transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.........................................  16,572,778  $    98,814,673
 Class B.........................................   6,107,591       36,865,960
 Class C.........................................   1,098,850        6,641,834
                                                  -----------  ---------------
Total Sales......................................  23,779,219  $   142,322,467
                                                  -----------  ---------------
Dividend Reinvestment:
 Class A.........................................   3,668,661  $    22,048,994
 Class B.........................................     542,047        3,266,577
 Class C.........................................     117,949          707,612
                                                  -----------  ---------------
Total Dividend Reinvestment......................   4,328,657  $    26,023,183
                                                  -----------  ---------------
Repurchases:
 Class A......................................... (12,716,368) $   (76,453,840)
 Class B.........................................  (3,633,222)     (21,944,541)
 Class C.........................................    (823,734)      (4,943,958)
                                                  -----------  ---------------
Total Repurchases................................ (17,173,324) $  (103,342,339)
                                                  -----------  ---------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                August 31, 1996

-------------------------------------------------------------------------------


                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

  For the year ended August 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $96,400 and CDSC on redeemed shares of approximately $297,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $378,533,184 and $375,311,523, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended August 31, 1996, are payments to VKAC of approximately $945,600.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements


         Included in the Prospectus:
              Financial Highlights

         Included in the Statement of Additional Information:

              Independent Accountants' Report

              Financial Statements
              Notes to Financial Statements

     (b) Exhibits


 1.1    -- First Amended and Restated Agreement and Declaration of Trust incorporated herein by reference to Form N-1A of Registrant's Registration No. 2-62115, Post-Effective
           Amendment No. 36, filed on December 22, 1995.
 1.2    -- Certificate of Amendment incorporated herein by reference to Form N-1A of
           Registrant's Registration No. 2-62115, Post-Effective Amendment No. 36, filed on
           December 22, 1995.
 1.3    -- Certificate of Designation incorporated herein by reference to Form N-1A of
           Registrant's Registration No. 2-62115, Post-Effective Amendment No. 36, filed on
           December 22, 1995.
 2      -- Amended and Restated Bylaws incorporated herein by reference to Form N-1A of
           Registrant's Registration No. 2-62115, Post-Effective Amendment No. 36, filed on
           December 22, 1995.
 3      -- Inapplicable.
 4.1    -- Specimen Class A Share Certificate incorporated herein by reference to Form N-1A of Registrant's Registration No. 2-62115, Post-Effective Amendment No. 36, filed on December 22, 1995.
 4.2    -- Specimen Class B Share Certificate incorporated herein by reference to Form N-1A of Registrant's Registration No. 2-62115, Post-Effective Amendment No. 36, filed on December 22, 1995.
 4.3    -- Specimen Class C Share Certificate incorporated herein by reference to Form N-1A of Registrant's Registration No. 2-62115, Post-Effective Amendment No. 36, filed on December 22, 1995.
 5      -- Investment Advisory Agreement.
 6.1    -- Distribution and Service Agreement.
 6.2    -- Form of Dealer Agreement.
 6.3    -- Form of Broker Fully Disclosed Selling Agreement.
 6.4    -- Form of Bank Fully Disclosed Selling Agreement.
 7      -- Inapplicable.
 8.1    -- Custodian Contract.
 8.2    -- Transfer Agency and Servicing Agreement incorporated herein by reference to Form
           N-1A of Registrant's Registration No. 2-62115, Post-Effective Amendment No. 36,
           filed on December 22, 1995.
 9      -- Data Access Services Agreement.
10      -- Opinion of Counsel.
11      -- Consent of Independent Accountants.
12      -- Inapplicable.
13      -- Inapplicable.
14.1    -- Individual Retirement Account Brochure with Application incorporated herein by reference to Exhibit 14.1 to Form N-1A of Van Kampen American Capital Reserve
           Fund, Registration No. 2-50870, Post Effective Amendment No. 31, filed on
           September 23, 1993.

14.2    -- 403(b)(7) Custodial Account incorporated herein by reference to Exhibit 14.2 to
           Form N-1A of Van Kampen American Capital Reserve Fund, Registration No. 2-50870,
           Post Effective Amendment No. 30, filed on September 24, 1992.
14.3    -- ORP 403(b)(7) Custodial Account incorporated herein by reference to Exhibit 14.3 to Form N-1A of Van Kampen American Capital Reserve Fund, Registration No.
           2-50870, Post Effective Amendment No. 30, filed on September 24, 1992.
14.4    -- Retirement Plans for the Small Business-Forms Package and Plan Documents
           incorporated herein by reference to Exhibit 14.9 to Form N-1A of Van Kampen
           American Capital Emerging Growth Fund, Post Effective Amendment No. 44,
           Registration No. 2-33214 filed on December 21, 1990.
14.5    -- Prototype Profit Sharing/Money Purchase Plan and Trust incorporated herein by reference to Exhibit 14.5 to Form N-1A of Van Kampen American Capital Growth and
           Income Fund, Registration No. 2-21657, Post Effective Amendment No. 61, filed on
           March 26, 1991.
14.6    -- Prototype 401(k) Plan and Trust incorporated herein by reference to Exhibit 14.6 to Form N-1A of Van Kampen American Capital Growth and Income Fund, Registration
           No. 2-21657, Post Effective Amendment No. 61, filed on March 26, 1991.
14.7    -- Salary Reduction Simplified Employee Pension Plan incorporated herein by reference
           (Exhibit 14.7 to Form N-1A of Van Kampen American Capital World Portfolio Series
           Trust, Registration No. 33-37879, Post Effective Amendment No. 9, filed on
           September 24, 1993).
14.8    -- Simplified Employee Pension Plan Brochure with Application incorporated herein by reference (Exhibit 14.8 to Form N-1A of Van Kampen American Capital Growth and
           Income Fund, Registration No. 2-21657, Post Effective Amendment No. 69, filed
           March 24, 1994).
15.1    -- Plan of Distribution pursuant to Rule 12b-1.
15.2    -- Service Plan.
15.3    -- Form of Shareholder Assistance Agreement.
15.4    -- Form of Administrative Services Agreement.
16      -- Computation of Performance Information.
17.1    -- List of Certain Investment Companies in Response to Item 29(a).
17.2    -- List of Officers and Directors of Van Kampen American Capital Distributors, Inc.
           in Response to Item 29(b).
18      -- Multiple Class Plan.
19      -- Power of Attorney.
27      -- Financial Data Schedules.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                             AS OF DECEMBER 6, 1996



                      (1)                                    (2)
                TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
-----------------------------------------------    ------------------------
Shares of Beneficial Interest, $0.01 par value
                Class A shares                              28,115
                Class B shares                               8,490
                Class C shares                                 998


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.


     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     There are no management related services contracts not discussed in Part A.

ITEM 32. UNDERTAKINGS.


     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Van Kampen American Capital High Income Corporate Bond Fund, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oakbrook Terrace, and State of Illinois, on the 20th day of December, 1996.


                                   VAN KAMPEN AMERICAN CAPITAL
                                   HIGH INCOME CORPORATE BOND FUND

                                   By         /s/  RONALD A. NYBERG
                                     -------------------------------------------
                                        (Ronald A. Nyberg, Vice President and
                                                      Secretary)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on December 20, 1996 by the following persons in the capacities indicated:


Principal Executive Officer:


          /s/  DENNIS J. MCDONNELL*             Chairman, President and
---------------------------------------------     Trustee
            (Dennis J. McDonnell)

Principal Financial Officer:
           /s/  EDWARD C. WOOD III*             Vice President and Chief
---------------------------------------------     Financial Officer
            (Edward C. Wood III)

Trustees:
           /s/  J. MILES BRANAGAN*              Trustee
---------------------------------------------
             (J. Miles Branagan)

             /s/  LINDA H. HEAGY*               Trustee
---------------------------------------------
              (Linda H. Heagy)

             /s/  ROGER HILSMAN*                Trustee
---------------------------------------------
               (Roger Hilsman)

            /s/  R. CRAIG KENNEDY*              Trustee
---------------------------------------------
             (R. Craig Kennedy)

            /s/  DONALD C. MILLER*              Trustee
---------------------------------------------
             (Donald C. Miller)

             /s/  JACK E. NELSON*               Trustee
---------------------------------------------
              (Jack E. Nelson)

           /s/  JEROME L. ROBINSON*             Trustee
---------------------------------------------
            (Jerome L. Robinson)

             /s/  FERNANDO SISTO*               Trustee
---------------------------------------------
              (Fernando Sisto)

            /s/  WAYNE W. WHALEN*               Trustee
---------------------------------------------
              (Wayne W. Whalen)

          /s/  WILLIAM S. WOODSIDE*             Trustee
---------------------------------------------
            (William S. Woodside)



* Signed pursuant to a power of attorney filed herewith.



      /s/  RONALD A. NYBERG

--------------------------------------

           Ronald A. Nyberg


           Attorney-in-Fact

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND


       INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 38 TO FORM N-1A


           AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON


                               DECEMBER 26, 1996



EXHIBIT
  NO.                                   DESCRIPTION OF EXHIBIT
------- ---------------------------------------------------------------------------------------
   5    -- Investment Advisory Agreement.
   6.1  -- Distribution and Service Agreement.
   6.2  -- Form of Dealer Agreement.
   6.3  -- Form of Broker Fully Disclosed Selling Agreement.
   6.4  -- Form of Bank Fully Disclosed Selling Agreement.
   8.1  -- Custodian Contract.
   9    -- Data Access Services Agreement.
  10    -- Opinion of Counsel.
  11    -- Consent of Independent Accountants.
  15.1  -- Plan of Distribution Pursuant to Rule 12b-1.
  15.2  -- Service Plan.
  15.3  -- Form of Shareholder Assistance Agreement.
  15.4  -- Form of Administrative Services Agreement.
  16    -- Computation of Performance Information.
  17.1  -- List of Certain Investment Companies in Response to Item 29(a).
  17.2  -- List of Officers and Directors of Van Kampen American Capital Distributors, Inc. in
           Response to Item 29(b).
  18    -- Multiple Class Plan.
  19    -- Power of Attorney.
  27    -- Financial Data Schedules.